UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K/A
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2020
LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3911 Sorrento Valley Boulevard, Suite 110
San Diego
CA	92121
(Address of principal executive offices)	(Zip Code)
(858) 550-7500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LGND	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On October 1, 2020, Ligand Pharmaceuticals Incorporated (the “Company”), filed a current report on Form 8-K (the “Original Filing”) disclosing that it completed its acquisition (the “Acquisition”) of Pfenex Inc., a Delaware corporation (“Pfenex”), pursuant to the terms of an Agreement and Plan of Merger (the “Merger Agreement”), dated August 10, 2020, by and among the Company, Pelican Acquisition Sub, Inc., a wholly-owned subsidiary of the Company, and Pfenex.

This Amendment No.1 on Form 8-K/A amends the Original Filing to include the required historical financial statements of Pfenex and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, as well as the related auditor consent, and should be read in conjunction with the Original Filing. This Amendment No. 1 does not amend any other item of the Original Filing except as provided herein.

The pro forma financial information included as Exhibit 99.2 to this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Form 8-K, and does not purport to represent the actual results of operations that the Company and Pfenex would have achieved had the companies been combined at and during the period presented in the pro forma financial information, and is not intended to project the future results of operations that the combined company may achieve following the Acquisition.

Item 9.01 Financial Statements and Exhibits.
(a)    Financial statements of business acquired
The audited consolidated financial statements of Pfenex as of December 31, 2019 and for the year then ended are filed as Exhibit 99.1 and are incorporated herein by reference.
(b)    Pro forma financial information

The unaudited pro forma combined financial statements of the Company as of and for the nine months ended September 30, 2020, and as of and for the year ended December 31, 2019 are filed as Exhibit 99.2 and are incorporated herein by reference.
(d)    Exhibits

Exhibit No.	Description
23.1	Consent of KPMG LLP
99.1	Audited Consolidated Financial Statements of Pfenex Inc. as of and for the year ended December 31, 2019
99.2	Unaudited Pro Forma Combined Financial Statements of Ligand Pharmaceuticals Incorporated as of and for the nine months ended September 30, 2020, and as of and for the year ended December 31, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: December 10, 2020	By: /s/ Charles S. Berkman Name: Charles S. Berkman Title: Senior Vice President, General Counsel and Secretary